EXHIBIT 10(f)


                             WASHINGTON HOMES, INC.,
                             a Maryland corporation

                          THE SOUTHAMPTON CORPORATION,
                             a Maryland corporation

                       WASHINGTON HOMES, INC. OF VIRGINIA,
                             a Virginia corporation

                            DESIGNED CONTRACTS, INC.
                             a Maryland corporation

                            HOUSING-HOME SALES, INC.
                             a Maryland corporation

                        WH PROPERTIES LIMITED PARTNERSHIP
                     POTOMAC KNOLLS A.l LIMITED PARTNERSHIP
                     POTOMAC KNOLLS A.3 LIMITED PARTNERSHIP
                     POTOMAC KNOLLS B.l LIMITED PARTNERSHIP
                     POTOMAC KNOLLS B.2 LIMITED PARTNERSHIP
                     POTOMAC KNOLLS B.3 LIMITED PARTNERSHIP
                     POTOMAC KNOLLS B.4 LIMITED PARTNERSHIP
                     POTOMAC KNOLLS D.1 LIMITED PARTNERSHIP
                     POTOMAC KNOLLS D.4 LIMITED PARTNERSHIP
                     POTOMAC KNOLLS E.1 LIMITED PARTNERSHIP
                     POTOMAC KNOLLS E.4 LIMITED PARTNERSHIP

                    CONDOMINIUM COMMUNITY (PARK PLACE), INC.,
                             a Maryland corporation
                   CONDOMINIUM COMMUNITY (TRUMAN DRIVE), INC.,
                             a Maryland corporation
                  CONDOMINIUM COMMUNITY (BOWIE NEW TOWN), INC.,
                             a Maryland corporation
                    CONDOMINIUM COMMUNITY (QUAIL RUN), INC.,
                             a Maryland corporation
                    CONDOMINIUM COMMUNITY (LARGO TOWN), INC.,
                             a Maryland corporation
                      WESTMINSTER HOMES (CHARLOTTE), INC.,
                          a North Carolina corporation
                            WESTMINSTER HOMES, INC.,
                          a North Carolina corporation

             $15,000,000 REVOLVING ACQUISITION AND DEVELOPMENT LOAN

                      $3,000,000 LETTER OF CREDIT FACILITY

                                SECOND AMENDMENT
                                       to
                       AMENDED AND RESTATED LOAN AGREEMENT
                          Dated as of January 11, 1994
                                      with
                      FIRST UNION NATIONAL BANK OF MARYLAND

                               SECOND AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT
              (hereinafter called the "Capital Area Loan Agreement"

          SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "Second Amendment") dated as of February 1, 1996 between those entities comprising
Borrower ("Borrower") (as that term is defined in Section 1 of the Loan Agreement) and FIRST UNION NATIONAL BANK OF MARYLAND (the "Bank"), in its own right, and as successor in interest to FIRST AMERICAN BANK OF MARYLAND ("First American"). [The Amended and Restated Loan Agreement, as amended from time to time will be hereafter referred to as the "Capital Area Loan Agreement".]

          WHEREAS, the Bank and Borrower entered into that certain Amended and Restated Loan Agreement dated as of January 11, 1994 as amended from time to time ("Loan Agreement") under the terms of which the Bank agreed to lend and the Borrower agreed to borrow a certain Revolving Loan in the amount of Fifteen Million Dollars ($15,000,000), to provide a Letter of Credit Facility in the amount of up to Two Million Dollars ($2,000,000) and to borrow up to an additional Four Million Dollars ($4,000,000) under the Term Loan, all under the terms and conditions set forth in the Loan Agreement. [All capitalized terms not defined herein are defined in the Loan Agreement.]

          WHEREAS, the Loan Agreement was amended by a certain First Amendment to Amended and Restated Loan Agreement dated as of December 15, 1994 ("First Amendment").

          WHEREAS, the Term Loan has been paid in full.

          WHEREAS, the entities which comprise Borrower and the Bank desire to amend the Loan Agreement.

          NOW, THEREFORE, in consideration of the foregoing, the mutual promises set forth herein, the execution and delivery by the entities which comprise Borrower to the Bank of the Loan Documents (hereinafter defined), and the Bank's acceptance thereof, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by all parties, the parties hereto, intending to be legally bound hereby, agree as follows:

          I. The recitals set forth herein above are hereby incorporated herein by this reference with the same force and effect as if fully hereinafter set forth.

          II. Nothing in the provisions of the Capital Area Loan Agreement shall be deemed in any way to affect the priority of the Maryland Deed of Trust the Virginia Deed of Trust or the North Carolina Deed of Trust over any other lien, charge, encumbrance, or conveyance, or to release or change the liability of any person who is now or hereafter primarily or secondarily liable under or on account of the Note given to secure the Loan.

         III. The entities which comprise Borrower hereby represent, warrant and agree that as of the date hereof, the Loan Agreement, as amended hereby (also identified herein as the Capital Area Loan Agreement), is in full force and effect, valid, binding and enforceable in accordance with its terms, and that there exists no default by the Bank nor any defense to payment of amounts payable--pursuant to the Capital Area Loan Agreement. Except as specifically amended hereby, all terms of the Loan Agreement shall continue in full force and effect.

         IV. Neither the Loan Agreement nor this amendment, nor any predecessor. agreement, nor anything contained herein nor therein shall be construed as a substitution or novation of the indebtedness to the Bank owed by the entities which comprise Borrower, which shall remain in full force and effect, as hereby confirmed and amended.

         V. In addition to any other costs for which Borrower may be liable under the terms of the Loan Agreement, the entities which comprise Borrower shall pay all costs and expenses incurred by the Bank in connection with the execution and delivery of this First Amendment and the Loan Documents, including without limitation, the reasonable fees and expenses of the Bank's counsel, the costs of appraisals, surveys, title charges, transfer and recording costs or taxes, and any mortgage or similar taxes.

         VI. The terms and provisions of the Loan Agreement are hereby amended as follows:

          A.   Definitions

The following definitions are substituted for the definitions for such terms appearing in Section 1 of the Loan Agreement. The balance of the definitions in
Section 1 of the Loan Agreement are not changed:

               "Borrower" shall mean WASHINGTON HOMES, INC., A MARYLAND CORPORATION; WESTMINSTER HOMES, INC. (FORMERLY KNOWN AS WESTMINSTER HOMES OF NORTH CAROLINA, INC.), A NORTH CAROLINA CORPORATION; THE SOUTHAMPTON CORPORATION, A MARYLAND CORPORATION; WASHINGTON HOMES, INC. OF VIRGINIA, A VIRGINIA CORPORATION; DESIGNED CONTRACTS, INC., A MARYLAND CORPORATION, HOUSING-HOME SALES, INC., A MARYLAND CORPORATION, WH PROPERTIES LIMITED PARTNERSHIP; POTOMAC KNOLLS A.l LIMITED PARTNERSHIP (for itself and as successor by merger to Potomac Knolls A.2 Limited Partnership, Potomac Knolls B.5 Limited Partnership, Potomac Knolls D.2 Limited Partnership, Potomac Knolls D.3 Limited Partnership, Potomac Knolls D.5 Limited Partnership, Potomac Knolls E.2 Limited Partnership, Potomac Knolls E.3 Limited Partnership, Potomac Knolls E.5 Limited

Partnership; POTOMAC KNOLLS A.3 LIMITED PARTNERSHIP; POTOMAC KNOLLS B.1 LIMITED PARTNERSHIP; POTOMAC KNOLLS B.2 LIMITED PARTNERSHIP; POTOMAC KNOLLS B.3 LIMITED PARTNERSHIP; POTOMAC KNOLLS B.4 LIMITED PARTNERSHIP; POTOMAC KNOLLS
D.1 LIMITED PARTNERSHIP; POTOMAC KNOLLS D.4 LIMITED PARTNERSHIP; POTOMAC KNOLLS E.1 LIMITED PARTNERSHIP; POTOMAC KNOLLS E.4 LIMITED PARTNERSHIP; CONDOMINIUM COMMUNITY (PARK PLACE), INC., A MARYLAND CORPORATION; CONDOMINIUM COMMUNITY (TRUMAN DRIVE), INC., A MARYLAND CORPORATION; CONDOMINIUM COMMUNITY (BOWIE NEW TOWN), INC., A MARYLAND CORPORATION; CONDOMINIUM COMMUNITY (QUAIL
RUN), INC., A MARYLAND CORPORATION; CONDOMINIUM COMMUNITY (LARGO TOWN), INC., A MARYLAND CORPORATION; AND WESTMINSTER HOMES (CHARLOTTE), INC., A NORTH CAROLINA CORPORATION, and any entity which was a Borrower under the Loan Agreement before this Amendment which entity remains in existence as of the date hereof, even if not named herein.

               "Revolving Loan Fee" shall mean, as to the Revolving Loan, one and fifteen one hundredths percent (1.15%) of the maximum amount made available by the Bank under such facility, payable on the date of execution of the Amendment to Loan Agreement, and, if the Revolving Loan is extended beyond its maturity date of October 31, 1997 and if the Revolving Loan Fee is not changed by the Bank as a condition of such extension or extensions, one and fifteen one hundredths percent (1.15%) of the maximum amount made available by the Bank under such facility and on each bi-annual anniversary of that date, if the Bank has extended the Revolving Loan for two years, or .575% of the maximum amount made available by the Bank under such facility, if the Bank has extended the Revolving Loan for only one year beyond the payment date."

               "Westminster Loan" shall mean that certain $10,000,000 revolving loan facility from the Bank to Borrower.

          B.   The Loans

               2.01  Revolving Loan.

               The following  sections are substituted for sections 2.01 (b) and
2.01 (e) and Section 2.01 (f) (xiii) will be added. The balance of Section 2.01 is not changed:

               "(b) Consolidated Note. The Revolving Loan shall be evidenced by a promissory note made by the Borrower ("Consolidated Note"), substantially in the form of Exhibit "E" hereto, payable to the order of the Bank and otherwise duly completed and executed. The Consolidated Note has been modified and restated to reflect new payment terms, but the parties agree that this modification will not constitute a novation of the Consolidated Note."

               "(e) Limitation on Advances.

               (4) The amounts outstanding under the Revolving Loan and the Westminster Loan from time to time, in respect of Units that have not been Pre-Sold, including advances made from time to time under such Loans, shall not exceed, in the aggregate, $6,000,000.

          C. Expenses. Etc. Section 9.03 of the Loan Agreement is amended by adding the following language:

               "Notwithstanding the forgoing so long as neither the Revolving Loan or the Westminster Loan is in Default, Borrower shall not be required to pay the legal fees incurred by the Bank in the routine administration of the Loan including adding or releasing Collateral from the lien of a Deed of Trust serving such Loans.

          D.   Pull Force and Effect.   Except  as expressly amended hereby, all
provisions of the Loan Agreement will remain in full force and effect in accordance with their terms.










                    [Remainder of page intentionally blank.]

               IN WITNESS  WHEREOF,  the parties  hereto have caused this Second
Amendment  to  Amended  and  Restated  Loan   Agreement  to  be  duly  executed,
acknowledged and delivered as of the day and year first above written.

ATTEST:                                    WASHINGTON HOMES, INC.,
                                           a Maryland corporation


/s/ THOMAS CONNELLY                           /s/ GEATON A. DECESARIS, JR.
----------------------------------         By ----------------------------------
Thomas Connelly                               Geaton A. DeCesaris, Jr.
Assistant Secretary                           President

[Corporate Seal]





ATTEST:                                    WASHINGTON HOMES, INC., OF VIRGINIA,
                                           a Virginia corporation


/s/ THOMAS CONNELLY                           /s/ GEATON A. DECESARIS, JR.
----------------------------------         By ----------------------------------
Thomas Connelly                               Geaton A. DeCesaris, Jr.
Secretary                                     President

[Corporate Seal]





ATTEST:                                    WESTMINSTER HOMES (CHARLOTTE), INC.,
                                           a North Carolina corporation


/s/ THOMAS CONNELLY                           /s/ GEATON A. DECESARIS, JR.
----------------------------------         By ----------------------------------
Thomas Connelly                               Geaton A. DeCesaris, Jr.
Secretary                                     President

[Corporate Seal]




ATTEST: WESTMINSTER HOMES, INC., (FORMERLY WESTMINSTER HOMES OF NORTH CAROLINA, INC.), a North Carolina corporation


/s/ THOMAS CONNELLY                           /s/ GEATON A. DECESARIS, JR.
----------------------------------         By ----------------------------------
Thomas Connelly                               Geaton A. DeCesaris, Jr.
Assistant Secretary                           President

[Corporate Seal]



                    [Signatures continue on following page.]

ATTEST:                                    THE SOUTHHAMPTON CORPORATION,
                                           a Maryland corporation


/s/ THOMAS CONNELLY                           /s/ GEATON A. DECESARIS, JR.
----------------------------------         By ----------------------------------
Thomas Connelly                               Geaton A. DeCesaris, Jr.
Secretary                                     President

[Corporate Seal]




ATTEST:                                    DESIGNED CONTRACTS, INC.,
                                           a Maryland corporation


/s/ THOMAS CONNELLY                           /s/ GEATON A. DECESARIS, JR.
----------------------------------         By ----------------------------------
Thomas Connelly                               Geaton A. DeCesaris, Jr.
Secretary                                     President

[Corporate Seal]




ATTEST:                                    HOUSING-HOME SALES, INC.,
                                           a Maryland corporation


/s/ THOMAS CONNELLY                           /s/ GEATON A. DECESARIS, JR.
----------------------------------         By ----------------------------------
Thomas Connelly                               Geaton A. DeCesaris, Jr.
Secretary                                     President

[Corporate Seal]




                                           WH PROPERTIES LIMITED PARTNERSHIP

ATTEST:                                    By: WH Properties, Inc., a Maryland
                                               corporation, general partner

/s/ THOMAS CONNELLY                           /s/ GEATON A. DECESARIS, JR.
----------------------------------         By ----------------------------------
Thomas Connelly                               Geaton A. DeCesaris, Jr.
Secretary                                     President

[Corporate Seal]




                    [Signatures continue on following page.]

                                          POTOMAC KNOLLS A.1 LIMITED PARTNERSHIP

ATTEST:                                   By: WH Properties, Inc., a Maryland
                                              corporation, general partner

/s/ THOMAS CONNELLY                           /s/ GEATON A. DECESARIS, JR.
----------------------------------        By  ----------------------------------
Thomas Connelly                               Geaton A. DeCesaris, Jr.
Secretary                                     President

[Corporate Seal]





                                          POTOMAC KNOLLS A.3 LIMITED PARTNERSHIP

ATTEST:                                   By: WH Properties, Inc., a Maryland
                                              corporation, general partner

/s/ THOMAS CONNELLY                           /s/ GEATON A. DECESARIS, JR.
----------------------------------        By  ----------------------------------
Thomas Connelly                               Geaton A. DeCesaris, Jr.
Secretary                                     President

[Corporate Seal]





                                          POTOMAC KNOLLS B.1 LIMITED PARTNERSHIP

ATTEST:                                   By: WH Properties, Inc., a Maryland
                                              corporation, general partner

/s/ THOMAS CONNELLY                           /s/ GEATON A. DECESARIS, JR.
----------------------------------        By  ----------------------------------
Thomas Connelly                               Geaton A. DeCesaris, Jr.
Secretary                                     President

[Corporate Seal]


                    [Signatures continue on following page.]

                                          POTOMAC KNOLLS B.2 LIMITED PARTNERSHIP

ATTEST:                                   By: WH Properties, Inc., a Maryland
                                              corporation, general partner

/s/ THOMAS CONNELLY                           /s/ GEATON A. DECESARIS, JR.
----------------------------------        By  ----------------------------------
Thomas Connelly                               Geaton A. DeCesaris, Jr.
Secretary                                     President

[Corporate Seal]





                                          POTOMAC KNOLLS B.3 LIMITED PARTNERSHIP

ATTEST:                                   By: WH Properties, Inc., a Maryland
                                              corporation, general partner

/s/ THOMAS CONNELLY                           /s/ GEATON A. DECESARIS, JR.
----------------------------------        By  ----------------------------------
Thomas Connelly                               Geaton A. DeCesaris, Jr.
Secretary                                     President

[Corporate Seal]





                                          POTOMAC KNOLLS B.4 LIMITED PARTNERSHIP

ATTEST:                                   By: WH Properties, Inc., a Maryland
                                              corporation, general partner

/s/ THOMAS CONNELLY                           /s/ GEATON A. DECESARIS, JR.
----------------------------------        By  ----------------------------------
Thomas Connelly                               Geaton A. DeCesaris, Jr.
Secretary                                     President

[Corporate Seal]





                                          POTOMAC KNOLLS D.1 LIMITED PARTNERSHIP

ATTEST:                                   By: WH Properties, Inc., a Maryland
                                              corporation, general partner

/s/ THOMAS CONNELLY                           /s/ GEATON A. DECESARIS, JR.
----------------------------------        By  ----------------------------------
Thomas Connelly                               Geaton A. DeCesaris, Jr.
Secretary                                     President

[Corporate Seal]


                    [Signatures continue on following page.]

                                        POTOMAC KNOLLS D.4 LIMITED PARTNERSHIP

ATTEST:                                 By: WH Properties, Inc., a Maryland
                                            corporation, general partner

/s/ THOMAS CONNELLY                         /s/ GEATON A. DECESARIS, JR.
----------------------------------      By  ----------------------------------
Thomas Connelly                             Geaton A. DeCesaris, Jr.
Secretary                                   President

[Corporate Seal]





                                        POTOMAC KNOLLS E.1 LIMITED PARTNERSHIP

ATTEST:                                 By: WH Properties, Inc., a Maryland
                                            corporation, general partner

/s/ THOMAS CONNELLY                         /s/ GEATON A. DECESARIS, JR.
----------------------------------      By  ----------------------------------
Thomas Connelly                             Geaton A. DeCesaris, Jr.
Secretary                                   President

[Corporate Seal]





                                        POTOMAC KNOLLS E.4 LIMITED PARTNERSHIP

ATTEST:                                 By: WH Properties, Inc., a Maryland
                                            corporation, general partner

/s/ THOMAS CONNELLY                         /s/ GEATON A. DECESARIS, JR.
----------------------------------      By  ----------------------------------
Thomas Connelly                             Geaton A. DeCesaris, Jr.
Secretary                                   President

[Corporate Seal]





                                        CONDOMINIUM COMMUNITY (PARK PLACE), INC.
                                        a Maryland corporation

ATTEST:

/s/ THOMAS CONNELLY                         /s/ GEATON A. DECESARIS, JR.
----------------------------------      By  ----------------------------------
Thomas Connelly                             Geaton A. DeCesaris, Jr.
Secretary                                   President

[Corporate Seal]


                    [Signatures continue on following page.]

                                        CONDOMINIUM COMMUNITY (TRUMAN DRIVE),
                                        INC., a Maryland corporation

ATTEST:

/s/ THOMAS CONNELLY                         /s/ GEATON A. DECESARIS, JR.
----------------------------------      By  ----------------------------------
Thomas Connelly                             Geaton A. DeCesaris, Jr.
Secretary                                   President

[Corporate Seal]





                                        CONDOMINIUM COMMUNITY (BOWIE NEW TOWN),
                                        INC., a Maryland corporation

ATTEST:

/s/ THOMAS CONNELLY                         /s/ GEATON A. DECESARIS, JR.
----------------------------------      By  ----------------------------------
Thomas Connelly                             Geaton A. DeCesaris, Jr.
Secretary                                   President

[Corporate Seal]





                                        CONDOMINIUM COMMUNITY (QUAIL RUN), INC.
                                        a Maryland corporation

ATTEST:

/s/ THOMAS CONNELLY                         /s/ GEATON A. DECESARIS, JR.
----------------------------------      By  ----------------------------------
Thomas Connelly                             Geaton A. DeCesaris, Jr.
Secretary                                   President

[Corporate Seal]





                                        CONDOMINIUM COMMUNITY (LARGO TOWN), INC.
                                        a Maryland corporation

ATTEST:

/s/ THOMAS CONNELLY                         /s/ GEATON A. DECESARIS, JR.
----------------------------------      By  ----------------------------------
Thomas Connelly                             Geaton A. DeCesaris, Jr.
Secretary                                   President

[Corporate Seal]


                    [Signatures continue on following page.]

                                          FIRST UNION NATIONAL BANK OF MARYLAND

                                                 /s/ RONALD J. SANDERS
                                          By     -------------------------------
                                          Name   RONALD J. SANDERS
                                          Title  Vice President